SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20552


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                February 28, 2005
                ------------------------------------------------
                Date of Report (Date of earliest event reported)


                               Bucs Financial Corp
                ------------------------------------------------
             (Exact name of Registrant as specified in its Charter)


         Maryland                    000-32437             52-2265986
----------------------------         ----------           -------------
(State or other jurisdiction         (File No.)           (IRS Employer
 of incorporation)                                    Identification Number)


10455 Mill Run Circle, Owings Mills, Maryland                 21117
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(Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code:   (410) 998-5304
                                                      --------------


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_|  Written communications pursuant to Rule 425 under the Securities Act
|_|  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act
|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act

                               BUCS FINANCIAL CORP

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------


Item 5.02. Departure of Directors or Principal Officers;  Election of Directors;
           Appointment of Principal Officers.

         A new director, Gregory A. Devou, was elected to the Registrant's Board of Directors by board action effective February 28, 2005. At the time of filing this report, it was unknown as to which Board committees Mr. Devou would be named.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                  BUCS FINANCIAL CORP



Date: March 3, 2005               By:      /s/Herbert J. Moltzan
                                           -------------------------------------
                                           Herbert J. Moltzan
                                           President and Chief Executive Officer